Prospectus Supplement

John Hancock Investment Trust

International Dynamic Growth Fund (the fund)

Supplement dated April 1, 2022 to the current summary prospectus, as may be supplemented (the Summary Prospectus)

Effective April 1, 2022, Dean Bumbaca, CFA, is added as an associate portfolio manager of the fund. Bradley Amoils and Andrew Jacobson, CFA, will continue as portfolio managers of the fund, and together with Dean Bumbaca, CFA, are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, the following is added to the fund’s portfolio manager information under the heading “Portfolio management”:

Dean Bumbaca, CFA

Associate Portfolio Manager

Managed the fund since 2022

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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